                                                                  EXHIBIT 10.13*

Portions of this Exhibit are the subject of a request for confidential treatment. The copy filed as an exhibit omits the information subject to such confidential request. The omitted information has been filed separately with the Commission. Such portions are marked by brackets [***] and the page on which they appear contain an asterisk (*) in the upper right corner.

                                                                                                               Send all payments to:
LYCOS                              Lycos, Inc.                                                                 Lycos, Inc.
                                   500 Old Connecticut Path                Tel.   508 424 0400                 PO Box 6255
                                   Framingham, MA 01701                    Fax.   508 820 4499                 Boston, MA 02212-6255

                        LYCOS, INC. ADVERTISING CONTRACT

ADVERTISER:                  Headhunter.net                                  Technical Contact:         same
  ADDRESS 1:                 6410 Atlanta Blvd., Suite 180                     Telephone:               same
  ADDRESS 2:                 Norcross, GA  30071                               eMail:                   judy.hackett@headhunter.net
AGENT/AGENCY                                                                 Reporting Contact:         same
  BILLING CONTACT NAME:      Judy Hackett                                      Telephone:               same
  BILLING ADDRESS 1:                                                           eMail:                   http://reporting.lycos.com
  BILLING ADDRESS 2:         770-300-9272                                    Online Reporting:
  TELEPHONE NUMBER:          770-300-9298                                      User Name:
  FAX NUMBER:                                                                  Password (8 chars):
                                                                               Advertiser's URL:


                                                                                                     Discount
                                                          Date                                    [if applicable]
   Target/                  Keyword                 ---------------               Gross  Gross    --------------    Net       Net
   Keyword         Excl.     Res ID     Description Start    End     Impressions   CPM    Cost    --------------    Cost      CPM
-----------------------------------------------------------------------------------------------------------------------------------
                                                                       Estimated                -           -             -       -
Graphic Text Link - Careers Webguide                4/1/99 12/31/99         [***]       40,000.00           -     40,000.00       -
Second-Level  Job Search                                                                        -           -             -       -
Lycos.com Home Page banners                         4/1/99 12/31/99         [***] [***] 22,500.00           -     22,500.00   [***]
Lycos.com Run of Site                               4/1/99 12/31/99         [***] [***] 63,800.00           -     63,800.00   [***]
job                               90955             4/1/99 12/31/99         [***] [***]  3,141.88           -      3,141.88   [***]
jobs                      90986 & 91532             4/1/99 12/31/99         [***] [***] 21,848.75           -     21,848.75   [***]
employment                        90957             4/1/99 12/31/99         [***] [***]  4,523.75           -      4,523.75   [***]
                                                                                                -           -             -       -
job                               90972  Bullseye   4/1/99  12/3199         [***] [***] 25,000.00           -     25,000.00   [***]
jobs                                     Bullseye   4/1/99 12/31/99         [***] [***] 30,000.00           -     30,000.00   [***]
employment                               Bullseye   4/1/99 12/31/99         [***] [***] 14,375.00           -     14,375.00   [***]
                                                                                                -           -             -       -
                                                                                                -           -             -       -
                                                                                                -           -             -       -
                                                                                                -           -             -       -
                                                                     ------------      ------------------------------------
                                                                            [***]      225,189.38           -    225,189.38
                                                                     +  [***]Estimated job search

Advertising Contract Split         Yes            No
Repeat/First time advertiser    Repeat    First Time
Technical/Non Technical           Tech      Non Tech                        ADVERTISER/AGENT SIGNATURE           /s/ Judith Hackett
Keyword/ Target/ Impr / Comb       Key           Tgt   Impr    Combo                                      --------------------------
Domestic/International client      Dom        Intern
Number of brands represented                                             LYCOS ACCOUNT MANAGER SIGNATURE           /s/ ILLEGIBLE
                             ----------------------------------------                                     --------------------------

   This advertising contract is subject to the attached Terms and Conditions
                     See Addendum performance expectations

                  LYCOS NETWORK ADVERTISING CONTRACT - PAGE 2

                              Terms and Conditions

1. General. A signed contract must be submitted to Lycos five days in advance of initial publication date. By submitting advertising for inclusion on a Lycos site, advertiser/agency agrees to be bound by the terms of this contract. No conditions other than those set forth herein shall be binding on Lycos unless specifically agreed to in writing by Lycos. Lycos will not be bound by conditions printed on appearing or order blanks or copy instructions submitted by or on behalf of the advertiser/agency. This contract supersedes all terms and conditions on Lycos' rate cards, and any previous agreements between Lycos and advertiser/agency.
2. Changes and Cancellations. All artwork must be received at least five days in advance of publication date. Cancellations or copy changes will not be accepted after the published closing date of the update to the Lycos site. Changes to artwork must be received by Lycos at least five days in advance of requested change date. Lycos' ad banner specifications are accessible through the URL adreporting.lycos.com/specs; Lycos reserves the right to change any of its ad banner specifications at any time. Any cancellations or change orders must be made in writing and acknowledged by Lycos. Change orders cannot be submitted any more frequently than once every fourteen days. This contract may be canceled or changed by Lycos or advertiser/agency on 30 days written notice to the other party. Lycos may immediately terminate this contract if any change occurs in any applicable laws or regulations that would, in Lycos' reasonable opinion, render Lycos' performance hereunder illegal or otherwise subject to legal challenge.
3. Payment. Unless otherwise agreed in writing, the first month's fees are due upon the execution of this contract by the advertiser/agency and, thereafter, pro rata monthly in advance. If payment is not made timely, Lycos at its option, may immediately terminate the contract. In addition, advertiser/agency shall be liable to Lycos for all attorney's fees and other costs of collection. Interest will accrue on any past due amounts at the rate of one and one-half (1 1/2%) percent per month, but not in excess of the lawful maximum. Lycos shall have the right TO hold the advertiser and/or its agency or agent jointly and severally liable for all amounts due.
4. Frequency and Discounts. If Lycos fails to provide the guaranteed number of impressions, Lycos will make good on this contract by providing advertiser with additional impressions. Lycos will not make good for under-delivery due to delays caused by advertiser/agency. Advertiser/agency understands that all frequency discounts are based on the advertiser's/agency`s commitment to fulfilling the frequency indicated in the contract. If, for any reason, this frequency is not met by the time of expiration or cancellation of the contract, advertiser/agency agrees to pay a short rate charge on all ads run. This charge will be equal to the difference between the rate shown in the contract and the rate earned based on the applicable rate card for the actual frequency completed.
5. Growth and Renewal. (a) Per Impression Contracts. At the expiration of a contract for a guaranteed number of impressions, provided the contract is for a length of time 180 days or longer, advertiser/agency has the right to enter into a then-standard Lycos Network Advertising Contract for the same number of impressions for a second contract period identical in duration to the first. The purchase price for a second contract period will be determined by Lycos' then-current rate card. (b) Exclusive Key Word/Phrase Contracts. The estimated number of impressions and the per impression charge for a contract for the exclusive right to a key word/phrase will be determined at the time the contract is signed. Advertiser/agency agrees to pay, on a per impression basis, for any increase in impressions (calculated on a monthly basis) up to and including twice the number of impressions estimated at the time the contract is signed. At the termination of a key word/phrase contract, provided the contract is for a length of time 180 days or longer, advertiser/agency has the right to enter into a then-standard Lycos Network Advertising Contract for the same key word/phrase for a second contract period identical in duration to the first. The purchase price for the second contract period will be determined by Lycos' then-current rate card. (c) Notice of Renewal. In order to exercise the right to enter into a second contract, advertiser/agency must notify Lycos in writing 30 days before the termination date of this contract that the advertiser/agency is purchasing the same number of impressions or the same exclusive keyword/phrase for the second contract period. Failure to give timely notice will result in forfeiture of the right to renew.
6. Licenses and Indemnification. The advertiser/agency represents that the advertiser is the owner or is licensed to use the entire contents and subject matter contained in its advertising and collateral information, including, without limitation, (a) the names and/or pictures of persons; (b) any copyrighted material, trademarks, service marks, logos, and/or depictions of trademarked or service marked goods or services; and (c) any testimonials or endorsements contained in any advertisement submitted to Lycos. In consideration of Lycos' acceptance of such advertisements and information for publication, the advertiser and agency will jointly and severally indemnify and hold Lycos harmless against all loss, liability, damage and expense of any nature (including attorney's fees) arising out of Lycos' performance under this contract or the copying, printing, distributing, or publishing of advertiser's/agency's advertisements. If advertiser possesses any preexisting copyright interests in the advertisements, advertiser grants Lycos the right to use, reproduce, and distribute the advertisements.
7. Key Words and Phrases. Each advertiser may be given a "first right" to its exact company name and trademarks for key word/phrase advertising. Lycos may pre-empt an existing keyword/phrase advertiser by submitting a three-month advertising contract. The existing contract-holder for the keyword/phrase will be provided with a two-week notification of preemption and will receive a pro-rated refund for any unfulfilled number of guaranteed impressions. If two or more advertisers have the same name trademark, the allocation will be on a first-come basis and the existing will take precedence.

8. Rejections. Lycos reserves the right, without liability, to reject, omit, or exclude any advertisement or to reject or terminate any links for any reason at any time, with or without notice to the advertiser/agency, and whether or not such advertisement or link was previously acknowledged, accepted, or published.
9. Limitation of Liability. Lycos shall not be liable for any errors in content or omissions. Should an error appear in an advertisement, Lycos' liability will be limited to the cost of the advertisement (pro rated for the publishing completed). Lycos will not be liable for any delays in delivery and/or non-delivery in the event of an act of God, action by any government entity, transportation, strike, network difficulties, electronic malfunction, etc. or any feasibility, reliability, or effectiveness related to the Lycos site. Lycos does not represent or warrant that the Lycos site will meet the objectives or needs of advertiser/agency or any third party. In no event will Lycos be liable for any failure, disruption, downtime, interruption, miscalculation, delay, inaccuracy, or any other non-performance related to the Lycos site. UNDER NO CIRCUMSTANCES WILL LYCOS BE LIABLE FOR ANY SPECIAL, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES, INCLUDING, WITHOUT LIMITATION, FOR LOST INCOME OR PROFITS, IN ANYWAY ARISING OUT OF OR RELATED TO THIS AGREEMENT, EVEN IF LYCOS HAS BEEN ADVISED AS TO THE POSSIBILITY OF SUCH DAMAGES.
10. Choice of Law and Forum. This contract shall be interpreted and construed in accordance with the laws of the Commonwealth of Massachusetts, without regard to its conflicts of laws provision, and with the same force and effect as if fully executed and performed therein. Each party hereby consents to the personal jurisdiction of the Commonwealth of Massachusetts, acknowledges that venue is proper in any state or Federal court in the Commonwealth of Massachusetts, agrees that any action related to this Agreement must be brought in a state or Federal court in the Commonwealth of Massachusetts, and waives any objections that may exist, now or in the future, with respect to any of the foregoing.
11. Credit Cards. In the event that advertiser/agency pays any amounts due hereunder with a credit card and the issuer of the credit card fails to pay the amounts authorized by advertiser/agency, advertiser/agency shall immediately remit full payment to Lycos plus any interest due on the outstanding amounts. In addition, if advertiser/agency pays any amounts due hereunder with a credit card and the issuer of the credit card seeks to recover from Lycos any amounts received by Lycos from the issuer, advertiser/agency shall immediately remit to Lycos all amounts necessary to comply with the issuer's request and any costs and expenses incurred by Lycos.
12. Miscellaneous. No public statements concerning the existence or terms of this contract will be made or released to any medium except with the prior approval of both parties or as required by law. This contract cannot be sold, assigned or transferred by advertiser/agency to any party. If any portion of the contract is found unenforceable for any reason, the remainder will remain in full force and effect. No waiver by Lycos shall operate as a waiver of any other provision or any subsequent default. This document represents the entire agreement of the parties; Lycos will not be bound by the representations of any agents, brokers, or other third parties. Any modifications must be in writing and signed by an authorized representative of Lycos.

The undersigned is legally empowered with due corporate authority to enter into this Contract and agrees to be bound by the Terms and Conditions of this contract.

                    ADVERTISER OR AGENCY                   LYCOS, INC.

SIGNATURE:        /s/ Judith G. Hackett             /s/ ILLEGIBLE
          ----------------------------------   --------------------------------

DATE:
     ---------------------------------------   --------------------------------

                                                                               *

HeadHunter.Net on Lycos

-----------------------------------------------------------------------------------------------------------------------------------
4/1-12/31    Company     Impressions   Actual Click Rate  Page Views Per User   Pages Getting from contract     Value       Cost
-----------------------------------------------------------------------------------------------------------------------------------
Contract     Lycos             [***]               [***]                [***]                         [***]  $25,046.87    $25,021
-----------------------------------------------------------------------------------------------------------------------------------
Delivering   Lycos                                                                                       0   $     0.00
===================================================================================================================================

Impressions are by month. Click thru and page views are based on historical averages of Lycos performance with HeadHunter.NET

Total impressions include [***] per month as noted in contract plus [***] "estimate" from job search button.

                                                                               *

                         Offices:                                                                           Send all payments to:
LYCOS                         New York  (212) 549-2100                 Philadelphia  (610) 701-5779           Lycos, Inc.
                         San Francisco  (415) 281-8721                  Los Angeles  (310) 914-0195           PO Box 6255
www.lycos.com               Pittsburgh  (412) 208-1000                      Atlanta  (404) 228-0534           Boston, MA 02212-6255

www.tripod.com                 Waltham  (781) 370-2700                  New England  (603) 924-4983

www.whowhere.com          Williamstown  (413) 458-2615                 Mountainview  (650) 938-4000

                               Chicago  (773) 281-8390                       Dallas  (214) 800-8767


                     CHANGE ORDER LYCOS NETWORK ADVERTISING

ADVERTISER:                  Headhunter.net                                       Original Contract Terms:
  ADDRESS 1:                 6410 Atlanta Blvd., Suite 180                            Start Date                 4/1/99
  ADDRESS 2:                 Norcross, GA  30071                                      End Date                 12/31/99
AGENT/AGENCY                                                                          Package
  BILLING CONTACT NAME:      Judy Hackett
  BILLING ADDRESS 1:                                                                  Orig. Contract Cost    $  225,000
  BILLING ADDRESS 2:         770-300-9272                                             New Contract Cost      $  225,000
  TELEPHONE NUMBER:          770-300-9298
  FAX NUMBER:                                                                         Change in Net Cost     $        -


PACKAGE DETAILS                               REALLOCATE IMPRESSIONS AS DETAILED


CHANGES TO ORIGINAL CONTRACT


      MOVE IMPRESSIONS FROM LYCOS.COM HOME PAGE TO LYCOS.COM BULLSEYE IMPRESSIONS.
                                                                                                   ---------------------------------
      DELETE ALL REMAINING HOME PAGE IMPRESSIONS AND REPLACE WITH THE FOLLOWING BULLSEYE                     FINANCE USE ONLY
                                                                                                             ----------------

      IMPRESSIONS STARTING 4/25/99 - 12/31/99
                                                                                                   ---------------------------------
      JOBS                      [***] IMPRESSIONS ID # 118822                                                 $$ ADJUSTMENT

      EMPLOYMENT                [***] IMPRESSIONS ID # 118823
                                                                                                   ---------------------------------
                                                                                                                 APPROVAL


                                                                                                   ---------------------------------
                                                                                                                   DATE


                        ADVERTISER/AGENT SIGNATURE           /s/ J.C. Sieck
                                                   -----------------------------

                    LYCOS ACCOUNT MANAGER SIGNATURE           /s/ ILLEGIBLE
                                                    ----------------------------


This advertising contract is subject to the attached Terms and Conditions.

                                                                               *

                         Offices:                                                                           Send all payments to:
LYCOS                         New York  (212) 549-2100                 Philadelphia  (610) 701-5779           Lycos, Inc.
                         San Francisco  (415) 281-8721                  Los Angeles  (310) 914-0195           PO Box 6255
www.lycos.com               Pittsburgh  (412) 208-1000                      Atlanta  (404) 228-0534           Boston, MA 02212-6255

www.tripod.com                 Waltham  (781) 370-2700                  New England  (603) 924-4983

www.whowhere.com          Williamstown  (413) 458-2615                 Mountainview  (650) 938-4000

                               Chicago  (773) 281-8390                       Dallas  (214) 800-8767


                     CHANGE ORDER LYCOS NETWORK ADVERTISING

ADVERTISER:                  Headhunter.net                                       Original Contract Terms:
  ADDRESS 1:                 6410 Atlanta Blvd., Suite 180                            Start Date                 4/1/99
  ADDRESS 2:                 Norcross, GA  30071                                      End Date                 12/31/99
AGENT/AGENCY                                                                          Package
  BILLING CONTACT NAME:      Judy Hackett
  BILLING ADDRESS 1:                                                                  Orig. Contract Cost    $  225,000
  BILLING ADDRESS 2:         770-300-9272                                             New Contract Cost      $  225,000
  TELEPHONE NUMBER:          770-300-9298
  FAX NUMBER:                                                                         Change in Net Cost     $        -


PACKAGE DETAILS                    ADD ADDITIONAL IMPRESSIONS AS BONUS - MOVE SHOWCASE BOX JUNE 1


CHANGES TO ORIGINAL CONTRACT


  ADD THE FOLLOWING AREA AS A BONUS TO THE HEADHUNTER CAMPAIGN
                                                                                                     --------------------------
  BULLSEYE ON "CAREERS", RES ID # 126558   -   [***] IMPRESSIONS FROM 5/12 - 12/31/99                    FINANCE USE ONLY

  MOVE PRESENT PREMIER LINK I CAREER GUIDE > JOB SEARCH TO                                           --------------------------
                                                                                                          $$ ADJUSTMENT
  A SHOWCASE UNIT ON THE TOP PAGE CAREER GUIDE/JOBS PAGE OF DIRECTORY STARTING JUNE 1 - 12/31/99

                                                                                                     --------------------------
                                                                                                             APPROVAL


                                                                                                     --------------------------
                                                                                                               DATE

                        ADVERTISER/AGENT SIGNATURE         /s/ J. Carter Sieck
                                                   -----------------------------

                    LYCOS ACCOUNT MANAGER SIGNATURE         /s/ ILLEGIBLE
                                                    ----------------------------

   This advertising contract is subject to the attached Terms and Conditions.